Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

               I, Elwood G. Norris, Chief Executive Officer of American Technology Corporation (the  “Company”), do hereby certify as of August 14, 2002, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

               (1)     The foregoing Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

               (2)     The information contained in the foregoing Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Elwood G. Norris

Elwood G. Norris
Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

               I, Renee Warden, Chief Accounting Officer of American Technology Corporation (the  “Company”), do hereby certify as of August 6, 2002, in accordance with 18 U.S.C.  1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

               (1)     The foregoing Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

               (2)     The information contained in the foregoing Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Renee Warden

Renee Warden
Chief Accounting Officer